Dreyfus
Emerging Markets
Fund

SEMIANNUAL REPORT
November 30, 2001







The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            12   Statement of Assets and Liabilities

                            13   Statement of Operations

                            14   Statement of Changes in Net Assets

                            15   Financial Highlights

                            16   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                        Dreyfus
                                                          Emerging Markets Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this semiannual report for Dreyfus Emerging Markets Fund, covering the six-month period from June 1, 2001 through November 30, 2001. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, D. Kirk Henry

Even before the devastating terrorist attacks of September 11, a slowing global economy and a return to more normal valuations had taken their toll on stocks that had previously risen too high, too fast. After the attacks, the investment environment became even more volatile. Recent events have prolonged existing global economic weakness, but we believe that many industrialized nations may begin to see signs of economic recovery in the months ahead.

In the meantime, there is little doubt that the investment environment will continue to be challenging. At times like these, emotions should be set aside in favor of an objective, rational view of prevailing risks and opportunities. It is important during any time of market uncertainty to seek professional management and professional advice, both of which are cornerstones of our investment approach. We encourage you to contact your financial advisor for information about ways to refine your investment strategies.

For additional market perspectives, we have created "Investing In Uncertain Markets," a publication designed to help you weather the storm through the long-term application of four fundamental principles of successful investing. Visit www.dreyfus.com to order or download a copy.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
December 14, 2001




DISCUSSION OF FUND PERFORMANCE

D. Kirk Henry, Portfolio Manager

How did Dreyfus Emerging Markets Fund perform relative to its benchmark?

For the six-month period ended November 30, 2001, Dreyfus Emerging Markets Fund produced a -5.41% total return.(1) In comparison, the fund's benchmark, the Morgan Stanley Capital International Emerging Markets Free Index ("MSCI EMF Index" ), produced a -9.93% total return for the same period.(2)

We attribute the market and fund' s performance to a difficult investment environment. However, we are pleased that our stock selection strategy enabled us to produce higher returns than the MSCI EMF Index. We were also encouraged that emerging markets produced generally better returns than the developed markets, including the United States and many European countries.

What is the fund's investment approach?

We use a value-oriented and research-driven approach to security selection within each market, investing in companies located in emerging market countries as represented in our benchmark, the MSCI EMF Index, or in any other country that we believe has an emerging market or economy. Countries currently represented in the benchmark include Argentina, Brazil, Chile, China, Colombia, the Czech Republic, Hungary, India, Indonesia, Israel, Jordan, Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Russia, Sri Lanka, South Africa, Taiwan, Thailand, Turkey and Venezuela.

When choosing stocks for the fund, we begin by conducting fundamental and quantitative research that focuses on individual companies rather than broad economic and industry trends. More specifically, we look for investment opportunities by focusing on three key factors: VALUE, or how a stock is valued relative to its intrinsic worth based on traditional measures; BUSINESS HEALTH, or a company' s overall efficiency and

                                                                      The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

profitability as measured by its return on assets and return on equity; and BUSINESS MOMENTUM, or the presence of a catalyst that will potentially trigger an increase in the stock's price in the near- or midterm.

What other factors influenced the fund's performance?

The fund was primarily influenced by events that took place outside of the emerging markets. When the reporting period began, the emerging markets were adversely affected by the economic slowdown in the United States. Later in the reporting period, the September 11 terrorist attacks intensified U.S. economic weakness, pushing any prospect of recovery into 2002. Because the emerging markets rely heavily on exports to industrialized nations for their own economic growth, weakening demand from Europe and the United States led to lower stock prices.

However, many analysts were surprised by the resilience of the U.S. stock market in the wake of the terrorist attacks. Ultimately, that resilience resulted in a healthy rebound in the emerging markets as well. In fact, while emerging markets fell sharply in the weeks immediately following September 11, by the end of September they had made up some losses, and all of the losses and more were made up by the end of November. Many emerging market investors apparently believed that the worst was over, and that they would be best served by looking past the economic slowdown.

Another factor that greatly influenced the fund was the compellingly low valuations found in the emerging markets, especially when compared to stocks in U.S. and European markets. When developed markets began to falter, many investors sold their emerging market positions because they expected them to fall as well. That sell-off, which occurred at the beginning of the reporting period, drove stock prices down further, resulting in what we thought were very attractive valuations.

In this environment, we made few changes to the fund's sector and geographical allocations. As "bottom-up" stock pickers, we choose stocks based on their individual merits rather than trying to fill a quota of stocks in any particular industry group or country. That said, how-

ever, utilities stocks detracted most from the fund's returns, primarily because the fund held a greater percentage of utilities stocks than the MSCI EMF Index. These stocks suffered when oil and gas prices fell and a weakening economy reduced demand for electricity. On the other hand, consumer discretionary stocks made the most positive contribution to the fund's performance, primarily because lower global interest rates helped spur retail spending.

What is the fund's current strategy?

We are very pleased with the recent positive returns in the emerging markets. We are also encouraged by improving prospects for a global economic recovery, which, if sustained, should benefit the emerging markets.

As of the end of the reporting period, we have found many companies with solid fundamentals that we believe are selling at attractive valuations. Among them are an Indian petroleum and chemical company, a Korean automobile manufacturer, a Mexican soda and beer bottling company and a Taiwanese semiconductor company. In our view, these four companies are excellent examples of the fund's strategy of investing in a diverse group of industries and countries.

December 14, 2001

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF GROSS DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE MORGAN STANLEY CAPITAL INTERNATIONAL EMERGING MARKETS FREE (MSCI EMF) INDEX IS A MARKET CAPITALIZATION-WEIGHTED INDEX COMPOSED OF COMPANIES REPRESENTATIVE OF THE MARKET STRUCTURE OF EMERGING MARKET COUNTRIES IN EUROPE, LATIN AMERICA AND THE PACIFIC BASIN.

                                                             The Fund



STATEMENT OF INVESTMENTS

November 30, 2001 (Unaudited)

COMMON STOCKS--90.7%                                                                             Shares                 Value ($)
----------------------------------------------------------------------------------------------------------------------------
ARGENTINA--.5%

Banco Hipotecario                                                                               197,290  (a)             604,663

Telecom Argentina Stet - France Telecom, ADR                                                    130,250                  781,500

                                                                                                                       1,386,163

BRAZIL--6.9%

Companhia de Saneamento Basico do Estado de Sao Paulo                                            45,280  (a)           2,404,649

Companhia Vale do Rio Doce, ADR                                                                 126,700                2,717,715

Petroleo Brasileiro, ADR                                                                        133,700                2,707,425

Tele Celular Sul Participacoes, ADR                                                             113,550                1,544,280

Tele Norte Leste Participacoes, ADR                                                             189,439                2,510,067

Telecomunicacoes Brasileiras, ADR                                                                79,300                2,773,121

Ultrapar Participacoes, ADR                                                                     210,200                1,397,830

Unibanco, GDR                                                                                    83,900                1,661,220

Votorantim Celulose e Papel, ADR                                                                 72,000                1,083,600

                                                                                                                      18,799,907

CHILE--1.6%

Compania de Telecomunicaciones de Chile, ADR                                                    196,933  (a)           2,264,729

Quinenco, ADR                                                                                   310,700  (a)           2,019,550

                                                                                                                       4,284,279

CHINA--2.6%

PetroChina, Cl. H                                                                             4,019,000                  685,423

PetroChina, ADR                                                                                  78,600                1,382,574

Qingling Motors, Cl. H                                                                        9,215,000                1,595,211

Shandong International Power Development, Cl. H                                               7,364,000                1,605,283

Sinopec Yizheng Chemical Fibre, Cl. H                                                        13,117,400                1,682,041

                                                                                                                       6,950,532

CROATIA--1.2%

Pliva d.d., GDR                                                                                 323,300  (b)           3,168,340

CZECH REPUBLIC--.4%

CEZ                                                                                             442,700                  958,528

Komercni Banka, GDR                                                                                   2  (a,b)                18

                                                                                                                         958,546

EGYPT--2.7%

Commercial International Bank, GDR                                                              434,800  (b)           2,609,017

Misr International Bank, ADR                                                                    546,075  (b)           1,187,713

Orascom Construction Industries                                                                 123,283                  933,984

Paints & Chemical Industries, GDR                                                               669,700  (a,b)           652,958

Suez Cement, GDR                                                                                268,131  (b)           1,917,137

                                                                                                                       7,300,809



COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
----------------------------------------------------------------------------------------------------------------------------

GREECE--.0%

Hellenic Telecommunications Organization                                                            595                   10,089

HONG KONG--3.5%

Brilliance China Automotive                                                                   5,285,000                1,077,534

CNOOC                                                                                         1,147,000                1,081,035

CNOOC, ADR                                                                                       56,300                1,074,204

China Mobile (Hong Kong), ADR                                                                    58,000  (a)           1,024,280

China Pharmaceutical Enterprise and Investment                                                8,592,000  (a)             859,365

Hengan International                                                                          5,217,400                1,488,583

Mandarin Oriental International                                                               1,925,000                  741,125

Shanghai Industrial Holdings                                                                  1,174,900                2,101,668

                                                                                                                       9,447,794

HUNGARY--2.7%

EGIS                                                                                             29,994                1,242,567

MOL Magyar Olaj-es Gazipari                                                                      58,341                1,048,570

Magyar Tavkozlesi                                                                               781,173                2,552,244

OTP Bank                                                                                         45,100                2,503,995

                                                                                                                       7,347,376

INDIA--11.8%

BSES, GDR                                                                                       161,300  (b)           2,096,900

Bajaj Auto, GDR                                                                                 311,400  (b)           2,646,900

Gas Authority of India, GDR                                                                     378,400  (b)           3,169,100

Grasim Industries, GDR                                                                          160,200  (b)           1,021,275

ICICI, ADR                                                                                      129,500                  778,295

Indian Hotels                                                                                   357,579                1,211,212

Indian Hotels, GDR                                                                              105,950  (b)             516,506

Mahanagar Telephone Nigam, ADR                                                                  941,500                5,488,945

Mahindra & Mahindra, GDR                                                                        901,400  (b)           1,599,985

NIIT                                                                                            224,700                  989,611

Reliance Industries                                                                             149,200                  879,368

Reliance Industries, GDR                                                                         38,100  (b)             480,060

State Bank of India, GDR                                                                        322,000  (b)           2,817,500

Tata Engineering & Locomotive, GDR                                                            1,296,300  (a,b)         2,735,193

Videsh Sanchar Nigam, ADR                                                                       592,822                5,400,608

                                                                                                                      31,831,458

INDONESIA--1.7%

PT Indah Kiat Pulp & Paper                                                                   20,851,000  (a,c)           313,811

PT Indofood Sukses Makmur                                                                    23,842,000                1,423,913

PT Indonesian Satellite, ADR                                                                    142,100                1,146,747

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
----------------------------------------------------------------------------------------------------------------------------

INDONESIA (CONTINUED)

PT Indo-Rama Synthetics                                                                             500  (a)                  20

PT Telekomunikasi Indonesia                                                                   1,500,000                  394,171

PT Telekomunikasi Indonesia, ADR                                                                253,900                1,353,287

                                                                                                                       4,631,949

ISRAEL--2.8%

AudioCodes                                                                                      210,900  (a)             826,728

Bank Hapoalim                                                                                 2,625,900                5,364,675

ECI Telecom                                                                                     318,000                1,494,600

                                                                                                                       7,686,003

MALAYSIA--3.0%

Berjaya Sports Toto                                                                           1,095,000                1,772,171

Genting                                                                                         777,100                2,004,100

Perusahaan Otomobil Nasional                                                                    138,000                  268,737

Petronas Gas                                                                                    801,000                1,285,816

Sime Darby                                                                                    2,426,800                2,848,297

                                                                                                                       8,179,121

MEXICO--10.3%

Alfa, Ser. A                                                                                  2,253,300                2,468,499

Apasco                                                                                          793,100                3,523,551

Consorcio ARA                                                                                   910,600  (a)           1,474,620

Controladora Comercial Mexicana                                                               1,344,300                  918,606

Controladora Comercial Mexicana, GDR                                                             63,900                  870,957

Desc, Ser. B                                                                                  6,052,600                2,232,099

Fomento Economico Mexicano, ADR                                                                  55,200                1,879,008

Grupo Continental                                                                             1,386,450                1,804,588

Grupo Financiero Banorte                                                                        242,700  (a)             462,261

Kimberly-Clark de Mexico, Cl. A                                                               1,754,600                4,853,007

Pepsi-Gemex, GDR                                                                                483,200  (a)           2,222,720

Telefonos de Mexico, Ser. L, ADR                                                                157,300                5,271,123

                                                                                                                      27,981,039

PANAMA--1.1%

Banco Latinoamericano de Exportaciones, Cl. E                                                    91,200                2,850,000

PHILIPPINES--3.1%

Bank of the Philippine Islands                                                                1,307,825                1,296,496

First Philippine Holdings                                                                       430,660  (a)             223,827

La Tondena Distillers                                                                         1,353,500                  631,807

Manila Electric, Cl. B                                                                        5,405,264  (a)           3,329,518

Philippine Long Distance Telephone                                                               51,870                  426,842



COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
----------------------------------------------------------------------------------------------------------------------------

PHILIPPINES (CONTINUED)

Philippine Long Distance Telephone, ADR                                                         203,150                1,600,822

San Miguel, Cl. B                                                                               254,300                  252,097

Universal Robina                                                                              7,937,160                  656,974

                                                                                                                       8,418,383

POLAND--1.9%

KGHM Polska Miedz                                                                               701,790                2,426,636

Polski Koncern Naftowy Orlen                                                                    294,100                1,339,022

Powszechny Bank Kredytowy                                                                        54,617                1,431,524

                                                                                                                       5,197,182

RUSSIA--.9%

LUKOIL, ADR                                                                                      54,800                2,433,463

SOUTH AFRICA--5.8%

ABSA                                                                                            511,182                1,728,851

Aveng                                                                                           548,800                  435,938

Barloworld, ADR                                                                                      40                      224

Edgars Consolidated Stores                                                                      415,550                1,093,553

Foschini                                                                                      1,517,123                1,123,795

Metro Cash and Carry                                                                          6,623,005  (a)           1,452,413

Nampak                                                                                        2,323,000                2,716,959

Nedcor                                                                                          295,600                3,432,921

Sage                                                                                            543,639                  474,227

Steinhoff International                                                                         320,371                  243,557

Tiger Brands                                                                                    355,000                2,262,866

Woolworths                                                                                    1,990,587                  785,758

                                                                                                                      15,751,062

SOUTH KOREA--12.9%

Cheil Communications                                                                             11,320                1,080,221

Cheil Jedang                                                                                     42,400                1,471,293

Hyundai Motor                                                                                    29,810                  597,140

Kookmin Bank, ADR                                                                               139,655  (a)           5,572,235

Korea Electric Power                                                                            353,400                6,410,252

Korea Electric Power, ADR                                                                        64,500                  648,870

Korea Fine Chemical                                                                              56,556                  869,749

Korea Telecom, ADR                                                                               73,200                1,701,900

Pohang Iron & Steel                                                                              23,200                1,957,729

Pohang Iron & Steel, ADR                                                                        190,600                4,040,720

SK                                                                                              508,199                6,112,015

Samsung                                                                                         356,820                2,135,855

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
----------------------------------------------------------------------------------------------------------------------------

SOUTH KOREA (CONTINUED)

Samsung Electronics                                                                              13,490                2,319,259

                                                                                                                      34,917,238

TAIWAN--7.9%

Advanced Semiconductor Engineering                                                            3,441,100  (a)           2,369,380

Bank Sinopac                                                                                  4,885,000  (a)           1,915,965

China Steel                                                                                   4,626,750                1,774,349

China Steel, ADR                                                                                102,643  (b)             795,483

Compal Electronics                                                                            2,298,375                2,403,879

D-Link                                                                                        1,173,100                1,431,441

Elan Microelectronics                                                                         1,272,500                1,549,034

Nan Ya Plastic                                                                                4,297,140                2,509,370

Nien Hsing Textile                                                                            1,640,000  (a)             995,816

Standard Foods Taiwan                                                                         3,316,984                  674,576

Standard Foods Taiwan, GDR                                                                          978  (b)               1,003

Taiwan Semiconductor Manufacturing                                                            1,192,400  (a)           2,528,913

United Microelectronics                                                                       2,087,000  (a)           2,395,017

                                                                                                                      21,344,226

THAILAND--1.9%

Hana Microelectronics                                                                           643,800                  996,436

PTT Exploration and Production                                                                  525,300                1,339,105

Saha-Union                                                                                    2,220,300                  651,915

Thai Farmers Bank                                                                             4,372,600  (a)           2,119,867

                                                                                                                       5,107,323

TURKEY--1.5%

Akcansa Cimento                                                                             177,832,200                1,070,120

Hurriyet Gazetecilik ve Matbaacilik                                                         578,854,680  (a)           1,369,838

Turk Ekonomi Bankasi, ADR                                                                       299,525  (a,b)           486,728

Uzel Makina Sanayii, ADR                                                                        290,050  (a)             210,286

Yapi ve Kredi Bankasi                                                                       401,187,100  (a)           1,003,646

                                                                                                                       4,140,618

UNITED KINGDOM--2.0%

Old Mutual                                                                                    1,896,400                2,864,311

South African Breweries                                                                         385,000                2,633,215

                                                                                                                       5,497,526

TOTAL COMMON STOCKS
   (cost $286,921,886)                                                                                               245,620,426


PREFERRED STOCKS--2.1%                                                                           Shares                 Value ($)
----------------------------------------------------------------------------------------------------------------------------

BRAZIL:

Companhia Energetica de Minas Gerais                                                            309,557  ( a)          3,785,409

Petroleo Brasileiro                                                                              97,000                1,908,898

TOTAL PREFERRED STOCKS
   (cost $6,442,910)                                                                                                   5,694,307
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal

SHORT-TERM INVESTMENTS--4.2%                                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY BILLS:

   1.98%, 12/6/2001                                                                           1,804,000                1,803,711

   2.03%, 12/13/2001                                                                          3,407,000                3,405,228

   1.92%, 12/20/2001                                                                          5,807,000                5,801,948

   2.15%, 12/27/2001                                                                            301,000                  300,636

   2.16%, 1/17/2002                                                                             102,000                  101,745

TOTAL SHORT-TERM INVESTMENTS
   (cost $11,411,552)                                                                                                 11,413,268
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $304,776,348)                                                             97.0%              262,728,001

CASH AND RECEIVABLES (NET)                                                                         3.0%                8,231,185

NET ASSETS                                                                                       100.0%              270,959,186

(A)  NON-INCOME PRODUCING.

(B)  SECURITIES EXEMPT FROM  REGISTRATION  UNDER RULE 144A OF THE SECURITIES ACT
     OF 1933.  THESE  SECURITIES  MAY BE  RESOLD  IN  TRANSACTIONS  EXEMPT  FROM
     REGISTRATION,  NORMALLY TO QUALIFIED  INSTITUTIONAL BUYERS. AT NOVEMBER 30,
     2001, THESE SECURITIES AMOUNTED TO $27,901,816 OR 10.3% OF NET ASSETS.

(C)  SECURITY  RESTRICTED  AS TO PUBLIC  RESALE.  INVESTMENT  IN THE  RESTRICTED
     SECURITY,  WITH AN  AGGREGATE  VALUE OF  $313,811  REPRESENTING  .1% OF NET
     ASSETS IS AS FOLLOWS:






                                                 Acquisition                Purchase Price          Net
ISSUER                                               Date                    Proceeds ($)       Assets (%)        Valuation ($)*
------------------------------------------------------------------------------------------------------------------------------------

PT Indah Kiat Pulp & Paper                    8/21/1997-2/1/2001                 0.21               0.1                0.015

*    THE VALUATION OF THESE  SECURITIES HAS BEEN  DETERMINED IN GOOD FAITH UNDER
     THE DIRECTION OF THE BOARD OF DIRECTORS.


SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF ASSETS AND LIABILITIES

November 30, 2001 (Unaudited)

                                                             Cost          Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           304,776,348   262,728,001

Cash                                                                    813,058

Cash denominated in foreign currencies                  7,290,433     7,351,513

Receivable for shares of Common Stock subscribed                      1,383,315

Receivable for investment securities sold                             1,311,124

Dividends receivable                                                    438,316

Prepaid expenses                                                         16,029

                                                                    274,041,356
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           327,021

Payable for investment securities purchased                           2,071,177

Payable for shares of Common Stock redeemed                             471,362

Net unrealized depreciation on forward currency
   exchange contracts--Note 4(a)                                         13,641

Accrued expenses                                                        198,969

                                                                      3,082,170
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      270,959,186
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     334,470,374

Accumulated undistributed investment income--net                      4,464,138

Accumulated net realized gain (loss) on investments
   and foreign currency transactions                                (26,003,679)

Accumulated net unrealized appreciation (depreciation)
   on investments and foreign currency transactions--Note 4(b)      (41,971,647)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      270,959,186
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(100 million shares of $.001 par value Common Stock authorized)      24,598,129

NET ASSET VALUE, offering and redemption price per share--Note 3(d) ($)
                                                                          11.02

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Six Months Ended November 30, 2001

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $327,071 foreign taxes withheld at source)    4,601,137

Interest                                                                31,316

TOTAL INCOME                                                         4,632,453

EXPENSES:

Management fee--Note 3(a)                                            1,528,238

Shareholder servicing costs--Note 3(b)                                 413,945

Custodian fees                                                         216,726

Registration fees                                                       22,436

Professional fees                                                       14,787

Prospectus and shareholders' reports                                    14,420

Directors' fees and expenses--Note 3(c)                                  7,998

Loan commitment fees--Note 2                                             2,300

Miscellaneous                                                           10,637

TOTAL EXPENSES                                                       2,231,487

INVESTMENT INCOME--NET                                               2,400,966
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments and foreign currency transactions
                                                                    (5,925,797)

Net realized gain (loss) on forward currency exchange contracts       (245,239)

NET REALIZED GAIN (LOSS)                                            (6,171,036)

Net unrealized appreciation (depreciation) on investments
   and foreign currency transactions                                (9,686,195)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             (15,857,231)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS             (13,456,265)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                        November 30, 2001           Year Ended
                                               (Unaudited)        May 31, 2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          2,400,966           2,473,982

Net realized gain (loss) on investments        (6,171,036)        (14,701,456)

Net unrealized appreciation (depreciation) on

   investments                                 (9,686,195)          6,577,994

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                            (13,456,265)         (5,649,480)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                                 --          (2,498,924)

Net realized gain on investments                       --         (29,726,012)

TOTAL DIVIDENDS                                        --         (32,224,936)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                  77,961,233         206,504,644

Dividends reinvested                                   --          25,171,939

Cost of shares redeemed                      (50,728,354)        (162,750,915)

Redemption fee                                         --              99,919

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                 27,232,879           69,025,587

TOTAL INCREASE (DECREASE) IN NET ASSETS       13,776,614           31,151,171
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           257,182,572         226,031,401

END OF PERIOD                                 270,959,186         257,182,572

Undistributed investment income--net            4,464,138           2,063,172
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                     7,412,906          15,872,502

Shares issued for dividends reinvested                 --           2,282,134

Shares redeemed                                (4,888,784)        (12,682,293)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   2,524,122           5,472,343

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.



                                           Six Months Ended

                                          November 30, 2001                                     Year Ended May 31,
                                                                         ----------------------------------------------------------

                                                (Unaudited)              2001        2000          1999           1998      1997(a)
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value,
   beginning of period                               11.65              13.61       12.55         11.18          14.21       12.50

Investment Operations:

Investment income--net                                 .10(b)             .13(b)      .22(b)        .14            .04         .05

Net realized and unrealized gain
   (loss) on investments                              (.73)              (.37)       1.95          1.33          (2.62)       1.70

Total from Investment Operations                      (.63)              (.24)       2.17          1.47          (2.58)       1.75

Distributions:

Dividends from investment income--net                   --               (.13)       (.11)        (.09)           (.02)       (.02)

Dividends from net realized gain
   on investments                                       --              (1.59)      (1.01)        (.02)           (.24)       (.02)

Dividends in excess of net realized
   gain on investments                                  --                (--)         --           --            (.20)         --

Total Distributions                                     --              (1.72)      (1.12)        (.11)           (.46)       (.04)

Redemption fee added to
   paid-in capital                                     .00(c)             .00(c)      .01          .01             .01          --

Net asset value, end of period                       11.02              11.65       13.61        12.55           11.18       14.21
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                     (5.41)(d)           (.99)      16.54        13.56          (18.11)    14.07(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average
   net assets                                          .92(d)            1.79        1.85         1.88            1.94      1.85(d)

Ratio of net investment income
   to average net assets                               .98(d)            1.02        1.48         1.42             .54       .70(d)

Decrease reflected in above expense
   ratios due to undertakings
   by The Dreyfus Corporation                           --                 --          --           --             .00(e)    .36(d)

Portfolio Turnover Rate                              29.74(d)           78.00      105.84        87.81           87.46     52.52(d)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of
   period ($ x 1,000)                              270,959            257,183     226,031       94,354          74,828      50,382

(A) FROM SEPTEMBER 28, 1996 (COMMENCEMENT OF OPERATIONS) TO MAY 31, 1997.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(D) NOT ANNUALIZED.

(E) AMOUNT REPRESENTS LESS THAN .01%.


SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)


NOTE 1--Significant Accounting Policies:

Dreyfus Emerging Markets Fund (the "fund") is a separate non-diversified series of Dreyfus International Funds, Inc. (the "Company"), which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering one series, including the fund. The fund's investment objective is long-term capital appreciation. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A, which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign curren-

cies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $1,568 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized cap

                                                                      The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

ital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended November 30, 2001, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of 1.25% of the value of the fund's average daily net assets and is payable monthly.

(b) Under the Shareholder Services Plan, the fund pays the Distributor at an annual rate of .25 of 1% of the value of the fund's average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended November 30, 2001, the fund was charged $305,648 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended November 30, 2001, the fund was charged $38,966 pursuant to the transfer agency agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $40,000 and an attendance fee of $6,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the Company's Emeritus Program Guidelines, Emeritus Boards members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

(d) A 1% redemption fee is charged and retained by the fund on shares redeemed within six months following the date of issuance, including redemptions made through the use of the fund's exchange privilege.

NOTE 4--Securities Transactions:

(a) The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward currency exchange contracts, during the period ended November 30, 2001, amounted to $94,390,256 and $69,253,425, respectively.

The fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transactions. When executing forward currency exchange contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the fund would incur a loss if the value of the con-

                                                                      The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

tract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract. The following summarizes open forward currency exchange contracts at November 30, 2001:



                                                    Foreign
Forward Currency                                   Currency                                           Unrealized
 Exchange Contracts                                 Amounts       Cost ($)      Value ($)      (Depreciation) ($)
------------------------------------------------------------------------------------------------------------------------------------
PURCHASES:

South Africa Rand,
expiring 12/3/2001                                3,767,459       380,840        367,199                 (13,641)

(b) At November 30, 2001, accumulated net unrealized depreciation on investments and forward currency exchange contracts was $42,061,988, consisting of $16,802,786 gross unrealized appreciation and $58,864,774 gross unrealized depreciation.

At November 30, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


                                                           For More Information

                        Dreyfus
                        Emerging Markets Fund

                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        15 Broad Street
                        New York, NY 10286

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:
BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information
can be viewed online or
downloaded from:

http://www.dreyfus.com

(c) 2002 Dreyfus Service Corporation                                  327SA1101